EXHIBIT 10.1(f)
                                                                 ---------------

                                FOURTH AMENDMENT
                               TO REVOLVING CREDIT
                           AND PARTICIPATION AGREEMENT

          This FOURTH AMENDMENT TO REVOLVING CREDIT AND PARTICIPATION AGREEMENT (this "Fourth Amendment") is dated as of January 31, 2002 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Company"), and THE SUBSIDIARIES LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), the Loan Parties listed on the signature pages hereof, the financial institutions parties hereto (each a "Lender" and collectively, the "Lenders"), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders ("Administrative Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent for the Lenders ("Documentation Agent"), and is made with reference to that certain Revolving Credit and Participation Agreement dated as of March 14, 2001 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), by and among Borrowers, the Lenders listed therein as Lenders, Administrative Agent and Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

          WHEREAS, Borrowers and Lenders desire to amend the Credit Agreement to
(i) change the "Cumulative Allowable Cash Usage" set forth in the Monthly Budget for certain months; (ii) permit certain changes with respect to the Contractual Obligations relating to the Tampa Bay Water Systems Project and the GECC Credit Facilities; (iii) require Borrowers to deliver to the Lenders a weekly budget through March 31, 2002; (iv) change the maximum Consolidated Leverage Ratio for certain periods; and (v) make certain other amendments as set forth below;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

          1.1 Provisions Relating to Defined Terms.

          Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Budget Period", "Operational Expenditure Variance Allowance" and "Weekly Budget" contained therein and inserting the following new definitions in the appropriate alphabetical order:

          "Budget Period" means (i) with respect to any calculation determining compliance with subsection 7.16 on or prior to January 31, 2002, the period from December 15, 2001 through January 31, 2002, and (ii) with respect to any calculation determining compliance with subsection 7.16 after January 31, 2002, the period from February 1, 2002 through March 31, 2002.

          "Collateral Accounts" means (i) the Cash Collateral Account, (ii) the concentration account maintained with BofA in the Cash Management System and (iii) the primary operating accounts maintained with BofA for Covanta Energy Group, Covanta Power, Covanta Holdings and Covanta Water Systems, Inc.; provided, that Collateral Accounts shall in no event include (x) any foreign accounts or (y) any debt service reserve accounts or cash collateral accounts established to make payments of Limited Recourse Debt.

          "Covanta Tampa Bay" means Covanta Tampa Bay, Inc., a Florida corporation, and any successor thereto.

          "Fourth Amendment" means that certain Fourth Amendment to Revolving Credit and Participation Agreement dated as of January 31, 2002 by and among Borrowers, the Subsidiary Guarantors and the Lenders and Agents party thereto.

          "Fourth Amendment Effective Date" has the meaning assigned to that term in Section 4.8 of the Fourth Amendment.

          "New Covanta TB Sub" means a wholly owned, indirect Subsidiary of Company to be formed after the Fourth Amendment Effective Date to assume the rights and obligations of Covanta Tampa Bay under the Tampa Bay EPC Contract and the "Subcontracts" (as defined in the Tampa Bay Water Project Amendment).

          "Operational Expenditure Variance Allowance" means (i) with respect to any calculation determining compliance with subsection 7.16 on or prior to January 31, 2002, $1,000,000, and (ii) with respect to any calculation determining compliance with subsection 7.16 after January 31, 2002, $0.

          "Tampa Bay Developer" means Tampa Bay Desal, LLC, a Delaware limited liability company.

          "Tampa Bay EPC Contract" means that certain Turnkey Engineering, Procurement and Construction Contract dated as of December 17, 2000 by and between Tampa Bay Developer and Covanta Tampa Bay, as in effect on the Fourth Amendment Effective Date and as it may thereafter be amended, supplemented or otherwise modified from time to time.

          "Tampa Bay O&M Contract" means the Operation, Maintenance, Repair and Replacement Agreement dated as of January 23, 2001, entered into by Covanta Tampa Bay relating to the seawater desalination plant for Tampa Bay Water, a regional water supply authority, as such agreement may be amended, supplemented or otherwise modified as permitted hereunder.

          "Tampa Bay Water Project Amendment" means that certain Third Amendment to Turnkey Engineering, Procurement and Construction Contract dated as of January 17, 2002 by and between Tampa Bay Developer and Covanta Tampa Bay, in the form delivered to the Agents on or prior to January 25, 2002 (except that such amendment shall be modified (i) so as not to require any amendment to the Organizational Documents of Covanta Tampa Bay, (ii) to permit Covanta Tampa Bay to remain a Borrower under this Agreement, a grantor under the relevant Collateral Documents and a guarantor under the Opt-Out Facility Guaranties and (iii) to permit New Covanta TB Sub to assume the Tampa Bay EPC Contract from Covanta Tampa Bay) and as it may be amended, supplemented or otherwise modified with the approval of Agents.

          "Weekly Budget" means (i) with respect to any calculation determining compliance with subsection 7.16 on or prior to January 31, 2002, the consolidated cash forecast annexed hereto as Schedule 6.19 with respect to each week commencing during the relevant Budget Period, (ii) with respect to any calculation determining compliance with subsection 7.16 after January 31, 2002, the consolidated cash forecast annexed hereto as Schedule
     6.20 with respect to each week commencing during the relevant Budget Period. The Weekly Budget shall contain, in each case, items corresponding to those in the 13-Week Rolling Forecast and shall set forth a "minimum cash balance" for each such week.

          1.2 Provision Relating to Representations and Warranties.

          Section 5 of the Credit Agreement is hereby amended by adding at the end thereof the following new subsection 5.22:

          "5.22 Tampa Bay Water Systems Project.

                On and after the Fourth Amendment Effective Date and after giving effect to the Tampa Bay Water Project Amendment, Administrative Agent shall have a valid and perfected First Priority Lien on all right, title and interest of Company and its Subsidiaries in and to the Tampa Bay O&M Contract. None of Company, Covanta Tampa Bay nor any of their respective Subsidiaries expects to receive or is entitled to receive aggregate net revenue (considering expenditures and revenue) pursuant to the Tampa Bay EPC Contract at any time after the Fourth Amendment Effective Date. The unaudited balance sheet of Covanta Tampa Bay and its Subsidiaries as at January 31, 2002 delivered to the Agents prior to the Fourth Amendment Effective Date (which shall be in form reasonably acceptable to Agents) fairly presents the financial position of Covanta Tampa Bay and its Subsidiaries as of such date."

          1.3 Provision Relating to Indebtedness.

          Subsection 7.1 of the Credit Agreement is hereby amended by deleting the reference to "January 31, 2002" contained in the last paragraph of such subsection and substituting therefor "March 31, 2002".

          1.4 Provision Relating to Leverage Ratio Covenant.

          A. Subsection 7.6B of the Credit Agreement is hereby amended by (i) deleting from the table contained therein the reference to "February 1, 2001 through March 31, 2002" and substituting therefor "March 1, 2002 through March 31, 2002" and (ii) inserting in such table, immediately prior to the row amended pursuant to the preceding clause (i), the following new row:

          "February 1, 2002 through February 28, 2002              3.30:1.00".

          B. The parties hereto hereby agree that on February 28, 2002, so long as (i) no Event of Default or Potential Event of Default shall have occurred and be continuing and (ii) the actual cash balance in the Collateral Accounts as of such date equals or exceeds $30,000,000, subsection 7.6B of the Credit Agreement shall be hereby further amended by deleting the reference to "2.00:1.00" in the row containing the reference to "March 1, 2002 through March 31, 2002" and substituting therefor "3.30:1.00".

          1.5 Provision Relating to Investments.

          Subsection 7.3 of the Credit Agreement is hereby amended by (i) deleting the word "and" after clause (xv) thereof, (ii) deleting the "." at the end of clause (xvi) and substituting therefor "; and", and (iii) adding the following new clause (xvii) at the end thereof:

          "(xvii) After the Fourth Amendment Effective Date, Company and its Subsidiaries may (i) form New Covanta TB Sub, so long as (a) the equity interests of New Covanta TB Sub shall be pledged as Collateral under the Collateral Documents and (b) at all times after Covanta Tampa Bay shall have consummated the assignment described in subsection 7.7(xiv)(a), New Covanta TB Sub shall be an Excluded Subsidiary meeting the criteria set forth in the clauses (i) and (ii) of the penultimate sentence of the definition of "Excluded Subsidiary", and (ii) make and own Investments consisting of amounts advanced by New Covanta TB Sub to Tampa Bay Developer, solely to the extent such amounts are advanced after the assignment described in subsection 7.7(xiv)(a) as additional "retainage" on the terms set forth in the Tampa Bay Water Project Amendment and are not in excess of the aggregate amounts therefor set forth for the relevant period in the Weekly Budget."

          1.6 Provision Relating to Asset Sales.

          Subsection 7.7 of the Credit Agreement is hereby amended by (i) deleting the word "and" after clause (xii) thereof, (ii) deleting the "." at the end of clause (xiii) and substituting therefor "; and", and (iii) adding the following new clause (xiv) at the end thereof:

          "(xiv) After the Fourth Amendment Effective Date, (a) Covanta Tampa Bay may transfer and assign all of its rights and obligations under the Tampa Bay EPC Contract and the "Subcontracts" (as defined in the Tampa Bay Water Project Amendment) (but not, in any event, the Tampa Bay O&M Contract) to New Covanta TB Sub pursuant to documentation in form and substance reasonably satisfactory to Agents, and (b) immediately after such assignment, New Covanta TB Sub may assign such Subcontracts to Tampa Bay Developer free and clear of Liens under the Collateral Documents and increase Tampa Bay Developer's "retainage" from the amounts paid to Covanta Tampa Bay and New Covanta TB Sub by Tampa Bay Developer, in each case in accordance with the terms of the Tampa Bay Water Project Amendment, so long as Tampa Bay Developer agrees to limit the liability of Company and its Subsidiaries under the Tampa Bay EPC Contract to $14,000,000 on the terms set forth in the Tampa Bay Water Project Amendment."

          1.7 Provisions Relating to the Weekly Budget.

          A. Subsection 7.16A of the Credit Agreement is hereby amended by (i) adding the word "relevant" immediately prior to each reference to "Budget Period", "Weekly Budget" and "Operational Expenditure Variance Allowance" contained in clauses (a), (d) and (e) of such subsection; (ii) deleting each of the phrases "Budget Period" and "set forth for such week in the Weekly Budget" contained in clauses (b) and (c) of such subsection and substituting therefor "Budget Periods" and "set forth for the Budget Periods through such week in the Weekly Budgets", respectively; and (iii) deleting the references to "Cash Collateral Account" and "minimum cash balance" contained in clause (e) of such subsection and substituting therefor "Collateral Accounts" and "Ending Cash Balance", respectively.

          B. Subsection 7.16C of the Credit Agreement is hereby amended by deleting the reference to "January 31, 2002" contained therein and substituting therefor the following:

     "February 28, 2002 (or March 31, 2002, if on February 28, 2002 (x) no Event of Default or Potential Event of Default shall have occurred and be continuing and (y) the actual cash balance in the Collateral Accounts as of such date equals or exceeds $30,000,000)".

          1.8 Provision Relating to Restructuring of GECC Credit Facilities.

          Section 7 of the Credit Agreement is hereby amended by adding at the end thereof the following new subsection 7.17:

          "7.17 Restructuring of GECC Credit Facilities.

                Notwithstanding anything in subsection 7.1, 7.2, 7.3, 7.5, 7.13 or 2.5H to the contrary, after the Fourth Amendment Effective Date Company, Heber Geothermal Company and Heber Field Company may restructure the GECC Credit Facilities and implement the terms of such restructuring, so long as
     (i) no Lien created as a result of such restructuring shall extend to any assets other than assets of Heber Geothermal Company and Heber Field Company, (ii) no revenues other than revenues of Heber Geothermal Company and Heber Field Company shall serve as a source of repayment of the GECC Credit Facilities as a result of such restructuring, (iii) no Liens granted under the Collateral Documents in any Collateral shall be released as a result of such restructuring, and (iv) the terms of such restructuring and the definitive documentation therefor shall not be in conflict with the preceding clauses (i), (ii) and (iii) and shall otherwise be in form and substance satisfactory to Agents and their counsel."

          1.9 Provisions Relating to Schedules.

          A. Schedule 1.1(e). Schedule 1.1(e) of the Credit Agreement is hereby amended by deleting the reference to "(206,000)" in the "Cumulative Allowable Cash Usage" line item set forth in the Monthly Budget for the month of February 2002, and substituting therefor "(241,965)". The parties hereto hereby further agree that on February 28, 2002, so long as (i) no Event of Default or Potential Event of Default shall have occurred and be continuing and (ii) the actual cash balance in the Collateral Accounts as of such date equals or exceeds $30,000,000, Schedule 1.1(e) of the Credit Agreement shall hereby be further amended by deleting the reference to "(226,000)" in the "Cumulative Allowable Cash Usage" line item set forth in the Monthly Budget for the month of March 2002, and substituting therefor "(241,965)". The parties hereto acknowledge that the Third Amendment changed each of the references to "(230,000)" and "(201,000)" in the "Cumulative Allowable Cash Usage" line item set forth in the Monthly Budget for the months of December 2001 and January 2002, respectively, to "(241,965)".

          B. Schedule 6.20. The Credit Agreement is hereby amended by adding thereto new Schedule 6.20, in the form attached hereto as Annex A.

              SECTION 2. BORROWER'S REPRESENTATIONS AND WARRANTIES

          In order to induce the Lenders to enter into this Fourth Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

          2.1 Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Fourth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Fourth Amendment (the "Amended Agreement").

          2.2 Authorization of Agreements. The execution and delivery of this Fourth Amendment has been duly authorized by all necessary corporate action on the part of each Loan Party and the performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Borrower.

          2.3 No Conflict. The execution and delivery by each Loan Party of this Fourth Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party or any of its Subsidiaries, or the Certificate or Articles of Incorporation or Certificate of Formation or Bylaws or Operating Agreement of any Loan Party or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any Loan Party or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (each such indenture, mortgage, deed of trust, credit agreement, loan agreement, material agreement, contract or instrument, a "Contractual Obligation"), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent or Collateral Agent on behalf of the Banks), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Loan Party or any of its Subsidiaries.

          2.4 Governmental Consents. The execution and delivery by each Loan Party of this Fourth Amendment and the performance by each Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          2.5 Binding Obligation. This Fourth Amendment has been duly executed and delivered by each Loan Party, and each of this Fourth Amendment and the Amended Agreement is the legally valid and binding obligations of each Loan Party enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          2.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 (including subsection 5.22) of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          2.7 Absence of Default. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

                     SECTION 3. ACKNOWLEDGEMENT AND CONSENT

          3.1 Loan Party Acknowledgements. Each Borrower and Subsidiary Guarantor hereby acknowledges that such Loan Party has read this Fourth Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Fourth Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

          3.2 Borrower Acknowledgements. Borrowers hereby acknowledge that they have determined, in their business judgment, to explore various possible alternatives for raising and maintaining liquidity, including but not limited to sales of certain Projects or businesses of Borrowers, sales of equity in Company or certain of its Subsidiaries, and other restructuring options. Borrowers hereby further acknowledge (i) that their determination to explore such possible alternatives is a material inducement for each Agent's and each Lender's decision to enter into this Fourth Amendment, and that the cash permitted to be withdrawn by Borrowers from the Cash Collateral Account or applied from the Cash Management System as a result of this Fourth Amendment will permit Borrowers to continue to meet their interim cash needs and will accommodate Borrowers' efforts to explore such alternatives, and (ii) that they intend to continue to diligently explore such alternatives.

                            SECTION 4. MISCELLANEOUS

          4.1 Covenants. Company hereby covenants and agrees that it shall continue to regularly inform Agents and Lenders (and provide reasonable access to its officers and such of its advisors and consultants as Agents may reasonably request so as to keep Agents and Lenders informed) on its progress with respect to each of its alternatives for raising and maintaining liquidity and shall continue to promptly provide such financial information, financial projections and other documents and information as Agents may reasonably request from time to time with respect to such alternatives and Company's progress with respect thereto.

          4.2 Release. Each Borrower and Subsidiary Guarantor, on behalf of itself, and each of its Subsidiaries (collectively, the "Releasors") hereby releases, remises, acquits and forever discharges Agents, each Lender (in its capacity as a Lender hereunder and as a lender, collateral agent, depository or letter of credit issuer and in any other capacity under or in connection with any Pooled Facility or Opt-Out Facility), each Existing Opt-Out Facility Agent and each Existing Pooled Facility Agent and each of their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, related corporate divisions, participants and assigns (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, setoffs, recoupments, counterclaims, defenses, damages and expenses of any and every character, known or unknown, suspected or unsuspected, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Fourth Amendment or the Amended Agreement (all of the foregoing hereinafter called the "Released Matters"). Each Releasor acknowledges that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages suffered or incurred by such Releasor arising in connection with the Released Matters and constitute a complete waiver of any right of setoff or recoupment, counterclaim or defense of any nature whatsoever which arose prior to the date hereof to payment or performance of the Obligations and/or Opt-Out Obligations. Each Releasor represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts, or acts or omissions of the Released Parties which on the date hereof would be the basis of a claim by the Releasors against the Released Parties which is not released hereby. Each Releasor represents and warrants that it has not purported to transfer, assign, pledge or otherwise convey any of its right, title or interest in any Released Matter to any other person or entity and that the foregoing constitutes a full and complete release of all Released Matters. Releasors have granted this release freely, and voluntarily and without duress.

          4.3 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          A. On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          B. Except as specifically amended by this Fourth Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          C. The execution, delivery and performance of this Fourth Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          D. Company agrees that any failure to comply with the covenants in this Fourth Amendment shall be an Event of Default under the Credit Agreement.

          4.4 Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent, Documentation Agent or the Lenders and their respective counsel (including, without limitation, O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC) with respect to this Fourth Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

          4.5 Headings. Section and subsection headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose or be given any substantive effect.

          4.6 Applicable Law. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          4.7 Counterparts; Effectiveness. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Fourth Amendment shall become effective upon (i) the execution of a counterpart hereof by each Borrower, each Subsidiary Guarantor and Lenders constituting Requisite Lenders, (ii) receipt by each Borrower, Administrative Agent and Documentation Agent of written or telephonic notification of such execution and authorization of delivery thereof,
(iii) the payment by Borrowers to Administrative Agent, for distribution to each Lender that has executed and delivered a counterpart of this Fourth Amendment prior to 3:00 p.m. (New York City time) on February 6, 2002, an amendment fee equal to 0.125% of the sum of such Lender's Pooled Facility Exposure, Revolving Loan Exposure and Opt-Out Facility Exposure, in each case calculated as of the Fourth Amendment Effective Date, (iv) delivery to Agents of an unaudited balance sheet of Covanta Tampa Bay and its Subsidiaries as at January 31, 2002 in form reasonably acceptable to Agents, and (v) payment in full by Borrowers of all outstanding statements of O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC and all outstanding statements for reasonable fees, expenses and disbursements of counsel to each of the Lenders that are, in each case, received by Company prior to the date hereof (the date of satisfaction of such conditions being referred to herein as the "Fourth Amendment Effective Date").


                [Remainder of this page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

          BORROWERS:

                             COVANTA ENERGY CORPORATION



                             By: /s/ Jeffrey R. Horowitz
                                 --------------------------------------------
                                 Name:
                                 Title:


                             Each of the entities named on Schedule A annexed hereto, as Borrowers

                             By: /s/ Jeffrey R. Horowitz
                                 --------------------------------------------
                                 Name:
                                 Title:


                             Each of the entities named on Schedule B annexed hereto, as Subsidiary Guarantors

                             By: /s/ William J. Metzger
                                 --------------------------------------------
                                 Name:
                                 Title:

AGENTS AND LENDERS:



                             BANK OF AMERICA, N.A.,
                             as Administrative Agent, Co-Arranger, Co-Book Runner and as a Lender




                             By: /s/ Michael Heredia
                                 --------------------------------------------
                                 Name:
                                 Title:

                             DEUTSCHE BANK AG, NEW YORK BRANCH
                             As Documentation Agent, Co-Arranger, Co-Book Runner and as a Lender




                             By: /s/ Keith C. Braun
                                 --------------------------------------------
                                 Name:
                                 Title:

                             By: /s/ Clark G. Peterson
                                 --------------------------------------------
                                 Name:
                                 Title:

                             ABN AMRO BANK N.V.,
                             as a Lender


                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             BANK OF MONTREAL,
                             as a Lender


                             By: /s/ Heather L. Turf
                                 --------------------------------------------
                                 Name:
                                 Title:

                             BANK OF TOKYO-MITSUBISHI (CANADA),
                             as a Lender


                             By: /s/ T. Vanderlaan
                                 --------------------------------------------
                                 Name:
                                 Title:

                             BAYERISCHE HYPO-UND VEREINSBANK AG,
                             as a Lender


                             By: /s/ Salvatore Esposito
                                 --------------------------------------------
                                 Name:
                                 Title:

                             By: /s/ John W. Sweeney
                                 --------------------------------------------
                                 Name:
                                 Title:

                             BNP PARIBAS,
                             as a Lender


                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             BRYDEN MANAGEMENT CORPORATION IV,
                             as a Lender


                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             CANADIAN IMPERIAL BANK OF COMMERCE,
                             as a Lender


                             By: /s/ Rocco Calarco
                                 --------------------------------------------
                                 Name:
                                 Title:

                             By: /s/ David C. Smith
                                 --------------------------------------------
                                 Name:
                                 Title:

                             CLARICA LIFE INSURANCE COMPANY,
                             as a Lender


                             By: /s/ Sara M. Alvarado
                                 --------------------------------------------
                                 Name:
                                 Title:

                             COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES as a Lender


                             By: /s/ Robert Donohue
                                 --------------------------------------------
                                 Name:
                                 Title:

                             By: /s/ Peter Doyle
                                 --------------------------------------------
                                 Name:
                                 Title:

                             CREDIT LYONNAIS CANADA,
                             as a Lender


                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             CREDIT LYONNAIS NEW YORK BRANCH,
                             as a Lender


                             By: /s/ James B. Hallock
                                 --------------------------------------------
                                 Name:
                                 Title:

                             CREDIT SUISSE FIRST BOSTON,
                             as a Lender


                             By: /s/ Jan Kofol
                                 --------------------------------------------
                                 Name:
                                 Title:


                             By: /s/ Michael Criscito
                                 --------------------------------------------
                                 Name:
                                 Title:

                             DRESDNER BANK AG, GRAND CAYMAN BRANCH
                             as a Lender


                             By: /s/ Thomas R. Brady
                                 --------------------------------------------
                                 Name:
                                 Title:

                             By: /s/ Brian M. Smith
                                 --------------------------------------------
                                 Name:
                                 Title:

                             DRESDNER BANK CANADA,
                             as a Lender


                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             FIRST UNION NATIONAL BANK,
                             as a Lender


                             By: /s/ Frances Straus
                                 --------------------------------------------
                                 Name:
                                 Title:

                             FLEET NATIONAL BANK,
                             as a Lender


                             By: /s/ Michael F. O'Neill
                                 --------------------------------------------
                                 Name:
                                 Title:

                             HSBC BANK CANADA,
                             as a Lender


                             By: /s/ J. S. Brydon
                                 --------------------------------------------
                                 Name:
                                 Title:

                             By: /s/ B. W. Pettit
                                 --------------------------------------------
                                 Name:
                                 Title:

                             HSBC BANK USA,
                             as a Lender


                             By: /s/ Carol A. Kraus
                                 --------------------------------------------
                                 Name:
                                 Title:

                             IIB BANK [IFSC BRANCH],
                             as a Lender


                             By: /s/ Siobhan Lynch
                                 --------------------------------------------
                                 Name:
                                 Title:

                             By: /s/ John Reyagoon
                                 --------------------------------------------
                                 Name:
                                 Title:

                             KBC BANK N.V.,
                             as a Lender


                             By: /s/ Michael V. Curran
                                 --------------------------------------------
                                 Name:
                                 Title:

                             By: /s/ Patrick A. Janssens
                                 --------------------------------------------
                                 Name:
                                 Title:

                             LANDESBANK HESSEN-THURINGEN GIROZENTRALE, as a Lender


                             By: /s/ David A. Leech
                                 --------------------------------------------
                                 Name:
                                 Title:



                             By: /s/ Erica A. Egan
                                 --------------------------------------------
                                 Name:
                                 Title:

                             NATIONAL WESTMINSTER BANK PLC, New York and/or Nassau Branch as a Lender


                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             ROYAL BANK OF SCOTLAND PLC,
                             as a Lender


                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             S.C. STORMONT CORPORATION
                             as a Lender


                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             SANPAOLO IMI S.p.A.,
                             as a Lender


                             By: /s/ Carlo Persico
                                 --------------------------------------------
                                 Name:
                                 Title:

                             By: /s/ Robert Wurster
                                 --------------------------------------------
                                 Name:
                                 Title:

                             SOCIETE GENERALE,
                             as a Lender


                             By: /s/ Gordon R. Eadon
                                 --------------------------------------------
                                 Name:
                                 Title:

                             SUNTRUST BANK,
                             as a Lender


                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             THE BANK OF NEW YORK,
                             as a Lender


                             By: /s/ Peter W. Helt
                                 --------------------------------------------
                                 Name:
                                 Title:

                             THE BANK OF NOVA SCOTIA,
                             as a Lender


                             By: /s/ Joseph J. Farricielli, Jr.
                                 --------------------------------------------
                                 Name:
                                 Title:

                             JPMORGAN CHASE BANK
                             (formerly The Chase Manhattan Bank),
                             as a Lender


                             By: /s/ Michael Lancia
                                 --------------------------------------------
                                 Name:
                                 Title:

                             THE DAI-ICHI KANGYO BANK, LIMITED,
                             Los Angeles Agency
                             as a Lender


                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             THE DAI-ICHI KANGYO BANK, LIMITED
                             NEW YORK BRANCH,
                             as a Lender


                             By: /s/ David E. Lim
                                 --------------------------------------------
                                 Name:
                                 Title:

                             THE FUJI BANK, LIMITED,
                             as a Lender


                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             THE HUNTINGTON NATIONAL BANK,
                             as a Lender


                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY, as a Lender


                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             THE SANWA BANK, LIMITED, NEW YORK BRANCH as a Lender


                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             SUMITOMO MITSUI BANKING CORPORATION OF CANADA, as a Lender


                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             THE SUMITOMO TRUST & BANKING CO., LTD. NY BRANCH, as a Lender


                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             THE TOKAI BANK, LIMITED - NEW YORK BRANCH, as a Lender


                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             THE TORONTO-DOMINION BANK,
                             as a Lender


                             By: /s/ L. Godina
                                 --------------------------------------------
                                 Name:
                                 Title:

                             THE TORONTO-DOMINION BANK,
                             as a Lender


                             By: /s/ Mark A. Baird
                                 --------------------------------------------
                                 Name:
                                 Title:

                             UBS AG,
                             as a Lender


                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:


                             By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                             U.S. BANK NATIONAL ASSOCIATION
                             (formerly known as Firstar Bank, N.A.),
                             as a Lender


                             By: /s/ Alan R. Milster
                                 --------------------------------------------
                                 Name:
                                 Title:

                             WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                             as a Lender


                             By: /s/ Walter T. Duffy III
                                 --------------------------------------------
                                 Name:
                                 Title:

                             By: /s/ Andreas Schroeter
                                 --------------------------------------------
                                 Name:
                                 Title:

                                                                      Schedule A


                                 OTHER BORROWERS

   1.   Covanta Acquisition, Inc.
   2.   Covanta Bessemer, Inc.
   3.   Covanta Cunningham Environmental Support, Inc.
   4.   Covanta Geothermal Operations Holdings, Inc.
   5.   Covanta Imperial Power Services, Inc.
   6.   Covanta Oahu Waste Energy Recovery, Inc.
   7.   Covanta Energy Americas, Inc.
   8.   Covanta Energy Construction, Inc.
   9.   Covanta Energy Group, Inc.
   10.  Covanta Energy Resource Corp.
   11.  Covanta Energy Sao Jeronimo, Inc.
   12.  Covanta Energy West, Inc.
   13.  Covanta Energy International, Inc.
   14.  Covanta Energy Services, Inc.
   15.  Covanta Equity of Stanislaus, Inc.
   16.  Covanta Financial Services, Inc.
   17.  Covanta Geothermal Operations, Inc.
   18.  Covanta Haverhill Properties, Inc.
   19.  Covanta Hydro Energy, Inc.
   20.  Covanta Hydro Operations West, Inc.
   21.  Covanta Haverhill, Inc.
   22.  Covanta Huntington Resource Recovery One Corp.
   23.  Covanta Huntington Resource Recovery Seven Corp.
   24.  Covanta Long Island, Inc.
   25.  Covanta Oil & Gas, Inc.
   26.  Covanta Omega Lease, Inc.
   27.  Covanta Onondaga Five Corp.
   28.  Covanta Onondaga Four Corp.
   29.  Covanta Onondaga Three Corp.
   30.  Covanta Onondaga Two Corp.
   31.  Covanta Onondaga, Inc.
   32.  Covanta Onondaga Operations, Inc.
   33.  Covanta OPWH, Inc.
   34.  Covanta Power Development, Inc.
   35.  Covanta Power Development of Bolivia, Inc.
   36.  Covanta Power Equity Corporation
   37.  Covanta Power International Holdings, Inc.
   38.  Covanta Projects, Inc.
   39.  Covanta RRS Holdings Inc.
   40.  Covanta SIGC Geothermal Operations, Inc.
   41.  Covanta Stanislaus, Inc.
   42.  Covanta Systems, Inc.
   43.  Covanta Waste Solutions, Inc.
   44.  Covanta Waste to Energy of Italy, Inc.
   45.  Covanta Waste to Energy, Inc.
   46.  Covanta Secure Services USA, Inc.
   47.  Covanta Secure Services, Inc.
   48.  Covanta Water Holdings, Inc.
   49.  Covanta Water Systems, Inc.
   50.  Covanta Water Treatment Services, Inc.
   51.  DSS Environmental, Inc.
   52.  Haverhill Power, Inc.
   53.  Covanta Honolulu Resource Recovery Venture
   54.  LMI, Inc.
   55.  Michigan Waste Energy, Inc.
   56.  Covanta New Martinsville Hydro-Operations Corporation
   57.  OFS Equity of Alexandria/Arlington, Inc.
   58.  OFS Equity of Babylon, Inc.
   59.  OFS Equity of Delaware, Inc.
   60.  OFS Equity of Huntington, Inc.
   61.  OFS Equity of Indianapolis, Inc.
   62.  OFS Equity of Stanislaus, Inc.
   63.  Covanta Engineering Services, Inc.
   64.  Ogden Environmental & Energy Services Co., Inc.
   65.  Covanta Hydro Operations, Inc.
   66.  Ogden Management Services, Inc.
   67.  Covanta Marion Land Corp.
   68.  Covanta Operations of Union LLC
   69.  Covanta Alexandria/Arlington, Inc.
   70.  Covanta Bristol, Inc.
   71.  Covanta Fairfax, Inc.
   72.  Covanta Hillsborough, Inc.
   73.  Covanta Huntsville, Inc.
   74.  Covanta Kent, Inc.
   75.  Covanta Lancaster, Inc.
   76.  Covanta Lee, Inc.
   77.  Covanta Marion, Inc.
   78.  Covanta Montgomery, Inc.
   79.  Covanta Northwest Puerto Rico, Inc.
   80.  Covanta Pasco, Inc.
   81.  Covanta Plant Services of New Jersey, Inc.
   82.  Covanta Projects of Hawaii, Inc.
   83.  Ogden Services Corporation
   84.  Covanta Wallingford Associates, Inc.
   85.  Covanta Key Largo, Inc.
   86.  Covanta Tampa Bay, Inc.
   87.  Covanta Equity of Alexandria/Arlington, Inc.
   88.  OPI Quezon Inc.
   89.  Covanta OPW Associates, Inc.
   90.  Covanta Mid-Conn., Inc.
   91.  Three Mountain Operations, Inc.
   92.  The Metropolitan Entertainment Co., Inc.
   93.  J.R. Jacks Construction Corporation
   94.  Ogden Constructors, Inc.
   95.  Covanta Huntington, Inc.

                                                                      Schedule B

   1.   LaGuardia Fuel Facilities Corporation
   2.   Lenzar Electro-Optics, Inc.
   3.   Newark Automotive Fuel Facilities Corporation
   4.   Ogden Allied Maintenance Corporation
   5.   Ogden Allied Payroll Services, Inc.
   6.   Ogden Attractions, Inc.
   7.   Ogden Aviation Distributing Corporation
   8.   Ogden Aviation Fueling Company of Virginia, Inc.
   9.   Ogden Aviation Service Company of Colorado, Inc.
   10.  Ogden Aviation Service Company of New Jersey, Inc.
   11.  Ogden Aviation Service Company of New York, Inc.
   12.  Ogden Aviation Service Company of Pennsylvania, Inc.
   13.  Ogden Aviation Service International Corporation
   14.  Ogden Aviation, Inc.
   15.  Ogden Cargo Spain, Inc.
   16.  Ogden Central and South America, Inc.
   17.  Ogden Facility Holdings, Inc.
   18.  Ogden Film and Theatre, Inc.
   19.  Ogden Firehole Entertainment Corp.
   20.  Ogden International Europe, Inc.
   21.  Ogden New York Services, Inc.
   22.  Philadelphia Fuel Facilities Corporation
   23.  PA Aviation Fuel Holdings, Inc.